Because the electronic format for filing Form N-SAR does not provide adequate space for responding to item 15 completely, the answers are as follows:. . .


                                              This page is being
     CUSTODIAN/SUB-CUSTODIAN                  filed for ALL series.

15.A) Custodian/Sub-custodian: DEUTSCHE BANK AG
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: SEOUL             State:    Zip Code: Zip Ext.:
   D) Foreign Country: KOREA      Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   ------------------

                                                X





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                              SCREEN NUMBER:  9


                                                  This page is being
     CUSTODIAN/SUB-CUSTODIAN                    filed for ALL series.

15.A) Custodian/Sub-custodian: BANKBOSTON, N.A.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: PANAMA CITY              State:    Zip Code:  Zip Ext.:
   D) Foreign Country: PANAMA        Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   ------------------

                                                X





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                              SCREEN NUMBER:  9


                                                  This page is being
     CUSTODIAN/SUB-CUSTODIAN                      filed for ALL series.

15.A) Custodian/Sub-custodian: CITIBANK N.A.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: SAN JUAN      State:    Zip Code:  Zip Ext.:
   D) Foreign Country: PUERTO RICO  Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   ------------------

                                                X





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                              SCREEN NUMBER:  9


                                                  This page is being
     CUSTODIAN/SUB-CUSTODIAN                      filed for ALL series.

15.A) Custodian/Sub-custodian: NEDCOR BANK LIMITED
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: BRAAMFONTEIN	State:    Zip Code:  Zip Ext.:
   D) Foreign Country: SOUTH AFRICA        Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   ------------------

                                                X





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                              SCREEN NUMBER:  9


                                                  This page is being
     CUSTODIAN/SUB-CUSTODIAN                      filed for ALL series.

15.A) Custodian/Sub-custodian: BARCLAYS BANK OF UGANDA LIMITED
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: KAMPALA                State:    Zip Code: Zip Ext.:
   D) Foreign Country: UGANDA       Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   ------------------

                                                X





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                              SCREEN NUMBER:  9